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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 12, 2001


                            Balanced Care Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                    1-13845                  25-1761898
----------------------------        -------------          -------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)          Identification No.)



                1215 Manor Drive, Mechanicsburg, PA          17055
           ----------------------------------------        ---------
           (Address of principal executive offices)        (Zip code)



        Registrant's telephone number, including area code: 717-796-6100



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Item 5.  Other Events.

         As described in the attached press release dated January 15, 2001, Balanced Care Corporation (the "Company") announced it has closed on a transaction with Nationwide Health Properties, Inc. ("NHP"), under which NHP cancelled the Company's Master Leases and guarantees with respect to 10 operating properties and one undeveloped property and released the Company from its obligations thereunder. As part of the transaction, the Company will continue to manage the 10 operating properties for an interim period. The operating properties are located in Bristol, Johnson City and Murfreesboro, TN; Pensacola and Tallahassee, FL; Lakemont Farms and York, PA; Heritage Lakes, OH; Hagerstown, MD and Teay's Valley, WV.


Item 7.  Financial Statements and Exhibits.

         (a)   Financial statements of businesses acquired.

               Not applicable.

         (b)   Pro forma financial information.

               Not applicable.

         (c)   Exhibits.

                  The following Exhibits are filed with this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K.

         Exhibit No.                         Description
         -----------                         -----------
            99.1           Press Release dated January 15, 2001 (filed herewith)



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Balanced Care Corporation


Date:  January 15, 2001                  By:   /s/ Clint T. Fegan
                                               ---------------------------------
                                               Clint T. Fegan
                                               Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
   99.1                    Press Release dated January 15, 2001 (filed herewith)



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